                                                                    EXHIBIT 99.4


                         NOTICE OF GUARANTEED DELIVERY

                                   TO TENDER
             OUTSTANDING 8 3/4% SENIOR SUBORDINATED NOTES DUE 2014
                                       OF
                            IASIS HEALTHCARE LLC AND
                           IASIS CAPITAL CORPORATION
                 PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS
                              DATED ________, 2004

         As set forth in the Prospectus, dated __________, 2004 (as the same may be amended or supplemented from time to time, the "Prospectus"), of IASIS Healthcare LLC and IASIS Capital Corporation (collectively, the "Companies") under the caption "Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal to tender 8 3/4% Senior Subordinated Notes due 2014 of the Companies, this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for outstanding 8 3/4% Senior Subordinated Notes due 2014 (the "Outstanding Notes") of the Companies are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "Exchange Offer -- Procedures for Tendering" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______________, 2004 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANIES.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

By Mail:                               By Overnight Courier and              By Facsimile:
                                       Hand Delivery:


The Bank of New York                   The Bank of New York                  (212) 298-1915
Reorganization Unit                    Reorganization Unit                   (For Eligible Institutions
101 Barclay Street--Floor 7E           101 Barclay Street--Floor 7E             Only)
New York, New York 10286               New York, New York 10286              Confirm By Telephone:
Attention:  Carol Montreuil            Attention:  Carol Montreuil           (212) 815-5920
(registered or certified mail
           recommended)


DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Companies, upon the terms and conditions set forth in the Prospectus and in the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

         The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on __________, 2004, unless extended by the Companies.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

DESCRIPTION OF OUTSTANDING NOTES TENDERED

Certificate Number(s) (If Known) of
Outstanding Notes or Account Number         Aggregate Principal            Aggregate Principal
At the Book-Entry Facility                  Amount Represented             Amount Tendered
-----------------------------------         -------------------            -------------------
-----------------------------------         -------------------            -------------------
-----------------------------------         -------------------            -------------------
-----------------------------------         -------------------            -------------------

                                             Total: ___________              Total: __________


PLEASE SIGN AND COMPLETE

Signature(s):_______________________     Name(s): ______________________________

Address:  __________________________     Capacity (full title), if signing in a
                                         representative capacity: ______________
          __________________________
                          (Zip Code)

Area Code and Telephone Number: ________________________________________________

Dated: _________________________         Taxpayer Identification or Social
                                         Security Number: ______________________


THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees
(a) that the above named person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Outstanding Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.


Name of Firm:  ______________________________________________________

Address: ____________________________________________________________

Area Code and Telephone No.: ________________________________________

Authorized Signature: _______________________________________________

Name: _______________________________________________________________

Title: ______________________________________________________________

Dated: ______________________________________________________________

NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.





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